Exhibit 10.30

This is a translation of the original document.

DEED OF PLEDGE OF PARTICIPATIONS

In Madrid, on March 14, 2008.

Attested to by Mr. Pedro de Elizalde y Aymerich, registered Notary Public of the Madrid Notaries’ Association, having jurisdiction and official certifying authority in Madrid,

BY AND BETWEEN

On the one part,

Mr. David González Gálvez, of Spanish nationality, of legal age, with domicile at Paseo de la Castellana 216, Madrid                     , currently in force.

And on the other part,

Mr. Rafael Echegoyen Lewin, of Spanish nationality, of legal age, with domicile at María de Molina 6                           , currently in force.

APPEAR

Mr. David González Gálvez, in the name and on behalf of INICIATIVAS CULTURALES DE ESPAÑA, S.L., an entity duly incorporated and validly existing under the laws of Spain with registered address at Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid                           .

Mr. David González Gálvez is empowered for the purpose herein by virtue of the power of attorney granted in his favor on December 19, 2007 by Mr. Robert Zentz, Sole Director of INICIATIVAS CULTURALES DE ESPAÑA, S.L., before the Notary Public of Maryland, United States of América, Ms. Linda Palarino, whose signature is duly

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authenticated by an apostille according to The Hague Convention of October 5, 1961 and which I have seen, and from which it is evidenced that he has powers to formalize the pledge object of this deed. A copy of such power of attorney is attached to this deed of Pledge of Participations (the “Deed”) as Annex 1.

INICIATIVAS CULTURALES DE ESPAÑA, S.L. will be hereinafter referred to as the “Pledgor”.

Mr. Rafael Echegoyen Lewin, in the name and on behalf of GOLDMAN SACHS CREDIT PARTNERS L.P. (hereinafter, the “Pledgee”), a limited partnership organized under the laws of Bermuda with an office at 85 Broad Street, New York, NY 10004, USA.

The Pledgee acts as Administrative Agent and Collateral Agent under the Credit Agreement, for the ratable benefit of the Secured Parties (as such term is defined in the Credit Agreement referred to in Recital I below).

Mr. Rafael Echegoyen Lewin is empowered for the purpose herein by virtue of the power of attorney of January 24, 2008 granted by the notary public of New York State, United States of America, Ms. Beatrice A. Viola, original of which written in two columns, in Spanish and English, language that I understand and duly apostilled, which I have seen, and from which it is evidenced that he has powers to formalize the pledge object of this deed. A copy of such power of attorney is attached to this Deed as Annex 2.

The Pledgor and the Pledgee shall hereinafter be jointly referred to as the “Parties”.

This is a translation of the original document.

WHEREAS

I.                          On August 17, 2007, Laureate Education Inc. and INICIATIVAS CULTURALES DE ESPAÑA, S.L., as Borrowers; the lenders from time to time, Goldman Sachs Credit Partners L.P. as Administrative Agent and Collateral Agent, Goldman Sachs Credit Partners L.P. as Swingline Lender, Citicorp North America, Inc. as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc. as Joint Lead Arrangers and Bookrunners, and the other parties thereto entered into a Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Pursuant to section 6.2 of the Credit Agreement, the Administrative Agent shall have received this Deed.

The Pledgor shall use the proceeds of the borrowings under the Credit Agreement for general corporate purposes, including Permitted Acquisitions (as such term is defined in the Credit Agreement).

A copy of the Credit Agreement is attached to this Deed as Annex 3. The Pledgor hereby ratifies before the intervening Notary Public its obligations under the Credit Agreement and, together with the Pledgee, jointly, raise the Credit Agreement to the status of public document.

II.                     The Pledgor owns:

1,000 participations (“participaciones sociales”) of the Spanish company ESCUELA

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SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L., with registered office at Ctra. de Istan, Km. 1, Urbanización Las Lomas de Río Verde, Marbella (Málaga)                           , numbered from 1 to 1,000, both included, with a face value of 6.010121 Euro each and representing 100% of the share capital of this company; and

503,006 participations (“participaciones sociales”) of the Spanish company ICE INVERSIONES BRAZIL, S.L., with registered office at Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid                           , numbered from 1 to 503,006, both included, with a face value of 1 Euro each and representing 100% of the share capital of this company.

The above-mentioned companies ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L. and ICE INVERSIONES BRAZIL, S.L. will be hereinafter referred to, jointly, as the “Companies” or individually each of them as the “Company” and the above-mentioned participations will be referred to as the “Participations” and each of such Participations as a “Participation”.

III.                As security for the payment and performance of the Secured Obligations (as such term is defined below), the Pledgor wishes to create in favor of the Pledgee, this Pledge of Participations, which shall be governed by the following:

CLAUSES

1.                            CREATION OF THE PLEDGE

1.1                     As security for the payment and performance of the Secured Obligations (as defined

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immediately below), the Pledgor hereby creates a right of Pledge (the “Pledge”) in favor of the Pledgee, acting as Administrative Agent and Collateral Agent under the Credit Agreement, for the ratable benefit of the Secured Parties (as such term is defined in the Credit Agreement), which is accepted by the Pledgee, over the Participations defined in Recital II above.

For purposes of this Pledge, the term Secured Obligations shall mean the Foreign Obligations, as defined in the Credit Agreement.

Notwithstanding this, the provisions herein shall be interpreted without prejudice to the regulations in relation to the prohibition of financial assistance set out in article 40.5 of the Spanish Limited Liability Companies Act (Ley de Sociedades de Responsabilidad Limitada), which shall not be breached at any time and, therefore, the Secured Obligations shall not comprise any current or future payment obligations, outstanding or incurred by any obligor towards the Pledgee as a result of any utilization of funds in order to finance or repay the acquisition of the Pledgor shares or any company of its group shares.

1.2                 The Pledge created by virtue of this Clause 1 shall be extended to any other assets (whether tangible or not), rights, titles, securities or moneys that replace or are exchanged for or attached to the Participations in the event of

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merger, dissolution, increase or decrease of capital, conversion or exchange of the Participations, transformation, division or any other similar cause that affects the Companies.

1.3                               Any references made to the Participations in this document shall be deemed to refer to any of the titles, securities, assets or funds that replace or are exchanged for or attach to them as provided in Clause 1.2 above.

1.4                               The Parties hereby agree that this Deed shall not alter or affect the terms and conditions established in the Credit Agreement.

2.                                      SECURED OBLIGATIONS. INDIVISIBLE NATURE

2.1                               The Pledge created by virtue of this Deed in favor of the Pledgee, for the benefit of the Secured Parties (as such term is defined in the Credit Agreement), guarantees the full and punctual fulfillment of the Secured Obligations, as defined above.

2.2                               The Pledge is created with an indivisible nature. Consequently, each and every Participation pledged secures the complete fulfillment of the Secured Obligations. Partial fulfillment of such obligations shall not extinguish the Pledge proportionally.

2.3.                            The Pledgor shall only be entitled to request the release of the Pledge created hereby upon termination of the Credit Agreement and the payment in full of Loans made thereunder and as defined therein.

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3.                                      INCREASES OF SHARE CAPITAL

3.1                               In the event that there is an increase in the share capital of any of the Companies during the life of the Pledge, the Parties expressly agree that if the Pledgor exercises its preemptive rights, the Pledge created by this deed shall be extended to all the credit rights and new participations subscribed as a result of the referred increase in the share capital so that the Pledge does not decrease in value. The extension of the Pledge will be recorded in a supplementary public deed, executed with the intervention of a Notary Public within five (5) business days following the date on which the registry of the public deed of share capital increase at the Spanish Commercial Registry is notified to the relevant Company by the Spanish Commercial Registry.

3.2                               If the Pledgor decides not to exercise its preemptive rights, the Pledgee should be notified of such in writing twenty (20) calendar days prior to the expiration date of the period for exercising this preemptive right. Upon receipt of such notice or if by the second business day preceding the expiration date of the period for exercising their preemptive rights, the Pledgor has not deposited the amount necessary for subscribing the new participations, the Pledgee is hereby empowered to execute on behalf of the Pledgor and through an entity chosen by the Pledgee, the steps necessary to transfer to third parties the corresponding preemptive rights, at a price set by the Pledgee (which will be the same as or higher

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than the market price), and the Pledgee shall apply the funds obtained in this manner toward the payment of amounts owed pursuant to Section 11.15 of the Credit Agreement.

3.3                               If the Pledgor decides to exercise its preemptive rights partially, the price obtained from the transfer of the unused preemptive rights from one or more third parties (which shall be the same as or higher than the market price) may be used by the Pledgor toward payment of the newly subscribed participations and such participations will be pledged in favor of the Pledgee under the same terms established in Clause 3.1 above, the provisions of said Clause being also applicable to any partial exercise of the preemptive rights provided for in this Clause 3.3. The extension of the Pledge will be recorded by a supplementary public deed, executed by the Pledgee with the intervention of a Notary Public.

With respect to any part of the transfer price of the preemptive rights which is not applied toward payment for the new participations, such funds are to be applied in accordance with the provisions of Clause 3.2 above.

4.                                      DELIVERY OF THE PLEDGED PARTICIPATIONS AND OF THE LEGAL TITLES EVIDENCING OWNERSHIP OVER THE PARTICIPATIONS

4.1                               The Pledgor hereby delivers to the Pledgee

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the public documents evidencing the Pledgor’s ownership of the Participations (the “Titles”).

4.2                               The Parties agree that the delivery of the Titles to the Pledgee will have the effects provided under Article 1,863 of the Spanish Civil Code. The Titles shall be safeguarded by the Pledgee and they will be returned to the Pledgor once the Pledge has been released as herein provided. The Pledgor undertakes to do whatever is necessary or advisable in order to maintain the deposit as herein provided.

4.3                               The Parties instruct the intervening Notary Public to:

(i)                                     write on the Titles in order to reflect the creation of the Pledge;

(ii)                                  to instruct all affected Notaries so that any authorized copy of any deed or certificate that may be produce in connection with the Pledgor’s ownership of the Participations shall be duly amended to reflect this Pledge; and

(iii)                               to officially notify the managing body of each Company of the creation of this Pledge in its corporate domiciles so that it registers the Pledge in the Registry Books of Partners (“Libro Registro de Socios”) of such Company.

5.                                      LIMITATIONS ON TRANSFER OF THE PLEDGED PARTICIPATIONS

5.1                               For as long as the Pledge remains valid and

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enforceable, the Pledgor may not, except as provided for in the Credit Agreement, without the express written consent of the Pledgee, transfer or create any form of lien or encumbrance on the Participations or dispose or charge them in any way whatsoever.

5.2                               The Pledgee is entitled to exercise any other rights and claims necessary or appropriate to preserve the value of the Participations subject to this Pledge.

6.                                      EXERCISE OF RIGHTS PERTAINING TO THE PLEDGED PARTICIPATIONS

6.1                               The Parties agree that the Pledgor shall be entitled to exercise all the political rights attached to the Participations. The Pledgor will exercise those political rights in the general shareholders’ meeting of the Companies in a way consistent with the fulfillment of the Secured Obligations.

6.2                               However, the Pledgor undertakes that once it has received from the Pledgee the notification that an Event of Default (as defined in the Credit Agreement) has taken place, the Pledgor shall perform all acts necessary to hold general partners’ meetings of the Companies within the maximum term of fifteen calendar days from the reception of said notice. The agenda of said general shareholders’ meetings shall include an amendment of the Companies’ By-laws so as to permit the Pledgee to exercise the political rights of the participations charged by a pledge of participations (regardless of its creation prior to or after said By-laws’ amendment). The Pledgor also undertakes to vote in favor of said amendment, and to perform all the

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necessary acts for the effectiveness of said resolutions amending the By-laws, including their registration at the Commercial Registry.

Likewise, the Pledgor undertakes to grant in favor of the Pledgee a power of attorney so that it may, from the reception of the aforementioned Pledgee’s notice by the Pledgor, and acting in the name and on behalf of the Pledgor, attend the general partners’ meetings and exercise the political rights corresponding to the Participations. Notwithstanding the foregoing, the Pledgor also undertakes to grant whatever powers of attorney or ratification documents in favor of the Pledgee which are requested by the Pledgee for the effective exercise of said political rights and, in particular, to grant a special power of attorney in favor of the Pledgee to attend each general partners’ meeting of the Companies. The Pledgor further undertakes not to attend those partners’ meetings.

6.3                               Should an Event of Default (as defined in the Credit Agreement) take place, all yields, interests, fruits or dividends produced by the Participations, shall be for the benefit of the Pledgee to guarantee the fulfillment of any outstanding Secured Obligation.

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7.                        CANCELLATION OF THE PLEDGE AND RETURN OF THE PARTICIPATIONS

The Pledgee will return the Titles, as well as any dividend or other income paid in respect of the Participations and not applied to payment of the Secured Obligations once all Secured Obligations have been fully met, unless the Pledgee exercises the rights conferred by Article 1,866 of the Spanish Civil Code to withhold the pledged Participations for as long as the Pledgor has not fully satisfied any other right or debt which it may have against the Secured Parties (as defined in the Credit Agreement). The Pledgee expressly reserves this right.

8.                        ENFORCEMENT PROCEDURES

8.1                 This Pledge shall be enforceable upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreement).

The Parties hereby expressly agree that the communication by the Pledgee to the Pledgor stating that an Event of Default (as defined in the Credit Agreement) has taken place shall be sufficient to enforce the Pledge by the Pledgee.

8.2.              For purposes of the foreclosure of the Pledge, and notwithstanding (i) Pledgor’s liability in relation to the complete fulfillment of the Secured Obligations; and (ii) any other security interest held by the Pledgee, the Pledgee may,

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at its discretion, use any of the available judicial proceedings, including ordinary judicial proceedings or non-judicial proceeding provided for under Article 1,872 of the Spanish Civil Code. The use of one foreclosure method shall not preclude the possibility of resorting to any of the others, insofar as the Secured Obligations have not been fully paid.

8.3.              The Parties hereto agree that the amount liquid, due and payable will be the amount specified in the certificate issued by the Pledgee. Such certificate shall include the balance resulting from the calculation made by the Pledgee, and a statement of the debit and credit entries and those relating to the application of expenses, commissions and interest (if any) which determine the specific balance of the amount owed (the “Certificate”).

Therefore, the presentation of the following documents will be sufficient to initiate the enforcement of the Pledge: (i) the original of this Deed; (ii) together with a certificate issued by the Notary attesting this Deed by which it is stated that the Deed conforms to its files and their date; (iii) the notarial deed incorporating the certificate issued by the Pledgee referred to above evidencing that the liquidation of the debt has been executed in the form agreed in the Credit Agreement; and (iv) a notarial deed evidencing that the Pledgor has been served notice of the amount due and payable.

The Parties expressly agree that, in the event of foreclosure, the Pledgee may use the method of

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foreclosure of the Participations by agreement or by a specialized person or entity, as referred to in sections 3 and 4 of Chapter IV, Title IV, Book III of the Civil Procedure Law. The Pledgor hereby gives its consent to the use of such methods if requested by the Pledgee.

The Parties further agree that this Pledge may be enforced in accordance with the procedure provided for in Article 573 et seq. of the aforesaid Civil Procedure Law, taking into account the procedure for auctioning movable property established in Article 643 et seq. thereof, and to such effect the Participations may be auctioned in one or more lots, as the Pledgee may decide.

8.4                 Should the Pledgee decide to follow the procedure established under Article 1,872 of the Spanish Civil Code, the Parties agree as follows:

(i)                       domiciles for purposes of notification will be those provided under Clause 12;

(ii)                    reference price: The Participations wil be priced at a total amount of 66,000,000 Euro Such amount results from adding 8,000,000 Euro corresponding to the participations in ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L. to 58,000,000 Euro corresponding to the participants in ICE INVERSIONES BRAZIL, S.L;

(iii)                 the Pledgor hereby appoints the Pledgee, who will act through its duly appointed representatives, as its agent in the auction of

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the pledged Participations, and irrevocably authorizes it to execute, acting in the name and on behalf of the Pledgor, all public documents which are required in order to formalize the transfer of the Participations in favor of the purchaser or purchasers, as the case may be, with express authority to also execute documents to which the Pledgee is a party as purchaser;

(iv)                    the competent Notary will be the Spanish Notary designated by the Pledgee and the reference price for the first auction will be the price provided under (ii) above. For the second and subsequent auctions there will be no minimum reference price. The Participations will be awarded to the highest bidder.

At the request of the Pledgee, third and subsequent auctions may take place, subject to the same formalities and without a minimum reference price. Likewise, at the request of the Pledgee, partial auctions may take place with respect to some of the Participations.

Whoever wins the auction bid (i) may assign its right to purchase the Participations to a third party, and (ii) will have to pay the balance between the amount subject to the escrow deposit (provided for in (vi) below) and the acquisition price of the Participations within three (3) business days from the date of the auction; should the winner of the auction fail to pay such balance, it will lose the amount in the escrow deposit;

(v)                       the Notary and the Pledgor will be authorized to take whatever actions they deem appropriate for purposes of ensuring that the

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auctions become of public knowledge. Announcements will be published and notice to the Pledgor will be given at least ten (10) calendar days prior to the first auction;

(vi)                    any bidder will be required to deposit in an escrow account with the Notary an amount equivalent to 20% of the reference price provided for the first auction. Said amount will be returned to any unsuccessful bidder once the auction is over;

(vii)                 the price obtained in the auction, once all expenses arising under the enforcement procedures have been duly covered, will be delivered by the Notary to the Pledgee, who will in turn deliver to the Pledgor any excess over the amount due for payment of the Secured Obligations;

(viii)              the enforcement procedures will not be suspended unless the Notary receives an order issued by the competent judicial authority or by the Pledgee;

(ix)                    the auctions will be publicly announced with ten (10) calendar days notice. A new auction may not take place unless at least four (4) calendar days have elapsed since the previous auction;

Should the Participations be acquired by the Pledgee, the payment of the price of the Participations may be settled by set off, by reducing the amount of the Secured Obligations by an amount equal to that offered by the Pledgee as purchase price for the Participations. Amounts resulting from the sale of the Participations will be allocated to the payment of the Secured Obligations

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pursuant to Section 11.15 of the Credit Agreement.

8.5                     The Pledgee will retain all rights and claims against the Pledgor for that part of the Secured Obligations which is not duly satisfied by the Pledgor or on the Pledgor’s account or as a result of the enforcement of the Pledge.

9.                            IN REM SUBROGATION DUE TO CHANGE IN THE OBJECT OF THE PLEDGE

Should the Pledge extend to cash or to rights of credit which may be converted into cash whether due to dividends or other income of the same nature corresponding to the Participations or because the collateral is replaced by operation of law (in rem subrogation), all legal consequences corresponding to a right of pledge will apply to both the cash and the credit rights which will be kept as security. The only exception is that the “enforcement” of the Pledge over the cash or credit rights will take place by way of set off against the outstanding Secured Obligations.

10.                     REPRESENTATIONS AND UNDERTAKINGS OF THE PLEDGOR

The Pledgor hereby represents and warrants that (i) it has full title and beneficial ownership of the Participations; (ii) that such Participations represent 100% of the share capitals of the Companies and, unless a change in the Pledgor’s participation in the share capitals of the Companies is permitted in accordance with the terms and conditions of the Credit Agreement, shall represent 100% of the share capital of the Companies during the term of this Pledge; (iii) that such Participations are not subject to any voting agreements or arrangements (“pactos

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de sindicación”); (iv) that such Participations are fully subscribed and paid-up; (v) that such Participations have been acquired and are held by the Pledgor after compliance with and obtaining all requisite obligations, formalities and authorizations; and (vi) that such Participations are not subject to any charge, encumbrance, lien, option right or any transfer restriction of any kind, except as set forth in the By-laws of the Companies or in the law.

11.                     TAXES AND EXPENSES

The Notary fees, taxes and any other costs and expenses arising as a result of the preparation and execution of this Pledge, its cancellation as well as the costs arising in case of foreclosure on the Pledge, including costs and expenses incurred by lawyers and judicial agents, even when the intervention of the latter is not legally required, will be borne by the Pledgor.

12.                     NOTICES

12.1              All notices which must be sent to the Parties under this Pledge, except if provided otherwise, shall be made by certified letter with acknowledgment of receipt.

12.2              For purposes of this Deed, the address of the Parties for such notices, summons and other required formalities shall be the following:

For the Pledgor:

Calle Tajo s/n

Urbanización El Bosque

Villaviciosa de Odón, Madrid.

With a copy to:

Laureate Education, Inc.

This is a translation of the original document.

1001 Fleet Street, Baltimore, MD 21202

Attention: Rosemarie Mecca, Executive Vice

President and Chief Financial Officer

Telecopy No. (410) 843-8093.

For the Pledgee:

Goldman Sachs Credit Partners L.P.

c/o Goldman, Sachs & Co.

30 Hudson Street, 17th Floor

Jersey City, NJ 07302

Attention: SBD Operations

Attention:  Pedro Ramirez

Telecopier:  (212) 357-4597

E-mail: gsd.link@gs.com

With a copy to:

Goldman Sachs Credit Partners L.P.

1 New York Plaza

New York, New York 10004

Attention: Anisha Malhotra and Staphanie

Nagengast

Telecopier:  (212) 902-3000

12.3              Any change in the abovementioned addresses must be communicated to the others by post with acknowledgment of receipt, and shall only take effect ten (10) calendar days after the date on which the other Party receives the notice.

13.                     AMENDMENT OF THIS DEED

Should it receive a formal demand to do so, the Pledgor undertakes to execute, within a maximum period of ten (10) calendar days from the date of such demand, any public and private documents as may be necessary to correct, rectify, supplement or clarify this Deed.

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14.                     POWER OF ATTORNEY

The Pledgor hereby grants an irrevocable power of attorney, as extensive as is required or convenient in Law, with an express power to self-contract and delegate, in favour of the Pledgee acting through any of its representatives so that it may, in the name and on behalf of the Pledgor, take any action that may be necessary or convenient for the purpose of carrying out the terms of this Pledge and take any action and execute any instrument which may be necessary or convenient to accomplish the purposes of this Pledge.

Among the powers granted, for instance, are the following: (i) to execute as many public or private documents as may be necessary in order to formalize, in the name and on behalf of the Pledgor, the extension of the Pledge, or in order to modify, amend, correct, supplement or clarify this Deed or any public documents executed in connection with this Deed; (ii) to exercise the political and economic rights, and transfer the preemptive rights attached or corresponding to the Participations, as the case may be in accordance with the terms of this Pledge; (iii) to represent the Pledgor in the auction of the pledged Participations and to execute, in the name and on behalf of the Pledgor, every public document which may be necessary in order to formalize the transfer of the Participations in favour of the acquirer or acquirers; (iv) to appoint the Notary Public which the Pledgee deems appropriate in order to formalize any public documents which may be executed in connection with this Pledge; (v) to pay, at the Pledgor’s expense, the costs and taxes that arise from the actions performed and from the documents executed in compliance with this Deed; and (vi) to perform any other actions which may be necessary or convenient in order to comply with this Deed.

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These powers of attorney are irrevocable and will be in force while any Secured Obligation remains outstanding. The unilateral revocation of these powers of attorney by the Pledgor shall not have any effect.

Should the Pledgee resign or be removed from its position as Administrative Agent or Collateral Agent under the Credit Agreement, the Pledgee is expressly authorised to delegate the present powers and grant new powers of attorney pursuant to those conferred in this Deed (or to be replaced herein), upon the same terms and conditions, to the entity designated as the new Administrative Agent or Collateral Agent, as applicable, pursuant to the Credit Agreement.

The Pledgor declares that it is aware and accepts that the exercise of these powers of attorney by the Pledgee may involve self-contracting (“autocontratación”).

15.                     GOVERNING LAW AND JURISDICTION

15.1              This Pledge shall be governed by Spanish law.

15.2              The Parties, expressly waiving their right to their own forum, expressly and irrevocably submit to the courts of the city of Madrid for purposes of any dispute which may arise in connection with the validity, interpretation or enforceability of this Deed.

16.-                 LANGUAGE

This Deed is executed in the Spanish and English languages. In the event of discrepancies between both versions, the Spanish version shall prevail.

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17.-                 ADDITIONAL COPIES EFFECTIVE FOR JUDICIAL ENFORCEMENT

The Pledgee may request and obtain second copies (“segundas copias”) and additional copies of this public deed, which shall be effective for judicial proceedings of enforcement (“efectos ejecutivos”).

La presente Póliza de Prenda de Participaciones se formaliza con la intervención del Notario de Madrid que figura en el encabezamiento, a los efectos de lo previsto en el Artículo 517 de la Ley de Enjuiciamiento Civil, y demás legislación concordante. Y yo el Notario hago constar que:

Los otorgantes, en la representación que ostentan reseñada en la intervención de la presente, tienen facultades representativas que son a mi juicio suficientes para la Prenda, que se documenta en la presente póliza.

Los comparecientes, según intervienen en la presente Póliza, manifiestan su conformidad y aprobación al contenido de la misma tal y como aparece redactado, a doble columna en idiomas español e ingles, idioma que yo el Notario conozco en lo suficiente, al amparo de lo previsto en el artículo 51 del Código de Comercio; extendida en ***** hojas incluidos sus anexos, la otorgan y firman, con mi intervención.

Y yo el Notario, habiendo hecho las oportunas advertencias legales, DOY FE de la identidad de los otorgantes, de la legitimidad de sus firmas, de que a mi juicio tienen la capacidad y legitimación necesarios para el otorgamiento de la presente Póliza, de que el consentimiento ha sido libremente prestado, y de que el otorgamiento se adecua a la legalidad y a la voluntad debidamente informada de los otorgantes o intervinientes.

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In witness hereof, the Parties sign this contract in three original counterparts with the intervention of the Notary Public.

lNICIATIVAS CULTURALES DE ESPAÑA, S.L.
By:

/s/ David González Gálvez
Mr. David González Gálvez

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:

/s/ Rafael Echegoyen Lewin
Mr. Rafael Echegoyen Lewin

With my intervention

/s/ Pedro de Elizalde y Aymerich
Mr. Pedro de Elizalde y Aymerich

EXECUTION VERSION  D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID  CONTRATO DE MODIFICACIÓN DE PRENDA DE PARTICIPATIONES  En Madrid, a 5 de octubre de 2011.  Ante mi, D. Andrés Dominguez Nafria, Notario perteneciente al Colegio de Madrid, con ejercicio y fe pública en la plaza Mercantil de Madrid,  COMPARECEN  De una parte,  D. David González Gálvez, de nacionalidad cspañola, mayor de cdad, con domicilio profesional en Madrid, Paseo de la Castelllana 216 y DNI número 50859413-L, actualmente en vigor.  Y de otra,  Dña. Macarena Ruiz-Jarabo Valdés, de nacionalidad española, mayor de edad, con domicilio en Madrid, calle María de Molina 6 y DNI número 50324605-F, actualmente en vigor.  INTERVIENEN  D. David González Gálvez, en nombre y representacion de INICIATIVAS CULTURALES DE ESPAÑA, S.L.U., sociedad debidamente constituida bajo las leyes de España, con domicilio social en calle Tajo s/n, Urbanizacion El Bosque, Villaviciosa de Odón, Madrid y NIF B-78345238.  D. David González Gálvez acredita su representación para este acto en virtud del poder otorgado en su favor el 10 de junio de 2011 por D. Robert W. Zentz, Administrador Unico de INICIATIVAS CULTURALES DE ESPAÑA, S.L., frente al Notario Público de Baltimore (Maryland - EEUU), Dfia. Nora Dietrich, cuyo original redactado a doble columns en  AMENDMENT AGREEMENT IN RESPECT OF PLEDGE OF SHARES  In Madrid, on October 5, 2011.  Before me, Mr. Andrés Dominguez Nafria, registered Notary Public of the Madrid Notaries’ Association, having jurisdiction and official certifying authority in Madrid,  BY AND BETWEEN  On the one part,  Mr. David González Gálvez, of Spanish nationality, of legal age, with domicile at and national identification number currently in force.  And on the other part,  Ms. Macarena Ruiz-Jarabo Valdés, of Spanish nationality, of legal age, with domicile at and national identification number currently in force.  APPEAR  Mr. David González Gálvez, in the name and on behalf of INICIATIVAS CULTURALES DE ESPAÑA, S.L.U., an entity duly incorporated and validly existing under the laws of Spain with registered address at Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid and holding tax identification number Mr. David González Gálvez is empowered for the purpose herein by virtue of the power of attorney granted in his favor on 10 June 2011 by Mr. Robert W. Zentz, Sole Administrator of INICIATIVAS CULTURALES DE ESPAÑA, S.L., before the Notary Public of Baltimore (Maryland - USA), Mrs. Nora Dietrich, original of which written in two

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español e inglés, idioma que conozco y debidamente apostillados, he tenido a la vista, del cual resulta tener facultades para la formalización de la prenda que es objeto de la presente póliza. Se adjunta una copia de dicho poder a la presente póliza de Prenda de Participaciones Sociales (la "**Póliza**") como <u>**Anexo 1**</u>.

columns, in Spanish and English, language that I understand and duly apostilled, which I have seen, and from which it is evidenced that he has all powers necessary to formalize the pledge object of this deed. A copy of such power of attorney is attached to this deed of Pledge of Participations (the "**Deed**") as <u>**Annex 1**</u>.

INICIATIVAS CULTURALES DE ESPAÑA, S.L. será en lo sucesivo denominada como el "**Pignorante**".

INICIATIVAS CULTURALES DE ESPAÑA, S.L. will be hereinafter referred to as the "**Pledgor**".

Dña. Macarena Ruiz-Jarabo Valdés, en nombre y representación de GOLDMAN SACHS CREDIT PARTNERS L.P., (en adelante, el "**Acreedor Pignoraticio Anterior**") una sociedad de responsabilidad limitada constituida de conformidad con las leyes de Bermuda, con oficinas en 85 Broad Street, Nueva York, NY 10004, EE.UU.

Ms. Macarena Ruiz-Jarabo Valdés, in the name and on behalf of GOLDMAN SACHS CREDIT PARTNERS L.P., (hereinafter, the "**Prior Pledgee**") a limited partnership organized under the laws of Bermuda with an office at 85 Broad Street, New York, NY 10004, USA.

Dña. Macarena Ruiz-Jarabo Valdés, en nombre y representación de CITIBANK, N.A. (en adelante, el "**Acreedor Pignoraticio**") una sociedad debidamente constituida y existente de conformidad con las leyes vigentes en Estados Unidos, con domicilio social en el Estado de Nueva York.

Ms. Macarena Ruiz-Jarabo Valdés, in the name and on behalf of CITIBANK, N.A. (hereinafter, the "**Pledgee**"), a company duly organized and existing under the Laws of the United States and having its principal place of business at the State of New York.

El Acreedor Pignoraticio comparece y actúa en su condición de Agente Administrativo y Agente de Garantías o "*Administrative Agent*" y "*Collateral Agent*" de acuerdo con el Contrato de Crédito, actuando por cuenta y beneficio de las Entidades Garantizadas o "*Secured Parties*" (tal y como se define dicho término en el Contrato de Crédito).

The Pledgee acts as Administrative Agent and Collateral Agent under the Credit Agreement, on behalf and for the benefit of the Secured Parties (as such term is defined in the Credit Agreement).

Dña. Macarena Ruiz-Jarabo Valdés acredita su representación para este acto en virtud de el poder de 24 de Agosto de 2011 autorizado por el notario de Nueva York, Estados Unidos, Dña. Kimberly J. Contini, y del poder de 10 de Agosto 2011 autorizado por el notario de Nueva York,, Dña Cynthia Tolentino, cuyos originales redactados a doble columna en español e inglés, idioma que conozco y

Ms. Macarena Ruiz-Jarabo Valdés, is empowered for the purpose herein by virtue of the power of attorney of 24 August 2011 granted by the notary public of New York, United States, Ms. Kimberly J. Contini and power of attorney of 10 of August 2011 granted by the notary public of Nueva York, Ms. Cynthia Tolentino, originals of which written in two columns, in Spanish and English, language that I understand

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2 f -

EXECUTION VERSION  debidamente apostillados, he tenido a la vista, de los cuales resulta tener facultades para la formalización de la prenda que es objeto de la presente póliza. Se adjunta una copia de dichos poderes a la presente Póliza como Anexo 2.  El Pignorante y el Acreedor Pignoraticio serán denominados conjuntamente como las “Partes”.  EXPONEN  I Que con fecha 17 de agosto de 2007, LAUREATE EDUCATION, INC. e INICIATIVAS CULTURALES DE ESPAÑA, S.L., como prestatarios, los prestamistas, GOLDMAN SACHS CREDIT PARTNERS L.P., como “Administrative Agent” y “Collateral Agent”, GOLDMAN SACHS CREDIT PARTNERS L.P. como “Swingline Lender”, CITICORP NORTH AMERICA, INC. como “Syndication Agent”, GOLDMAN SACHS CREDIT PARTNERS L.P. Y CITIGROUP GLOBAL MARKETS INC. como “Joint Lead Arrangers” y “Bookrunners”, además de otra serie de entidades, suscribieron un contrato de crédito, como quiera que pudiera ser modificado o complementado (el “Contrato de Crédito Inicial”).  II Que, con fecha 14 de marzo de 2008, ante el notario de Madrid Don Pedro de Elizalde y Aymerich, el Pignorante, constituyó en favor del Acreedor Pignoraticio Anterior, en su condición de Agente Administrativo y Agente de Garantías, actuando por cuenta y beneficio de las Entidades Garantizadas o “Secured Parties” tal y como dicho término se define en la Prenda de Participaciones y en el Contrato de Crédito Inicial una prenda de participaciones sobre las participaciones descritas en el siguiente expositivo de las que  and duly apostilled, which I have seen, and from which it is evidenced that she has all powers necessary to formalize the pledge object of this deed. A copy of such power of attorney is attached to this Deed as Annex 2.  The Pledgor and the Pledgee shall hereinafter be jointly referred to as the “Parties”.  WHEREAS  I On August 17, 2007, LAUREATE EDUCATION INC. and INICIATIVAS CULTURALES DE ESPAÑA, S.L., as Borrowers; the lenders from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. as Administrative Agent and Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. as Swingline Lender, CITICORP NORTH AMERICA, INC. as Syndication Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. AND CITIGROUP GLOBAL MARKETS INC. as Joint Lead Arrangers and Bookrunners, and the other parties thereto entered into a credit agreement (as amended, supplemented or otherwise modified from time to time, the “Initial Credit Agreement”).  II That, on 14 March 2008, before Notary Public of Madrid Mr. Pedro de Elizalde y Aymerich, the Pledgor created in favor of the Prior Pledgee, acting as Administrative Agent and Collateral Agent on behalf and for the benefit of the Secured Parties, as such term is defined in the Share Pledge and the Initial Credit Agreement, a share pledge over the shares described in exhibit below, a share pledge, as security for the payment and performance of the secured obligations under the Initial Credit Agreement (the “Share Piedge”):  D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID

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es titular, en garantía del pago y cumplimiento de las obligaciones garantizadas bajo el Contrato de Crédito Inicial (la "**Prenda de Participaciones**").

III Que el Pignorante es titular de un total de:

III The Pledgor owns:

1.000 participaciones sociales de la sociedad española ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L., con domicilio social en Ctra. de Istan, Km. 1, Urbanización Las Lomas de Río Verde, Marbella (Málaga) y NIF B-29846920, numeradas de la 1 a la 1.000, ambas inclusive, todas ellas con un valor nominal de 6,010121 Euros cada una y representativas del 100% del capital social de esta sociedad; y

1,000 participations (*"participaciones sociales"*) of the Spanish company ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L., with registered office at Ctra. de Istan, Km. 1, Urbanización Las Lomas de Río Verde, Marbella (Málaga) and tax identification number B-29846920, numbered from 1 to 1,000, both included, with a face value of 6.010121 Euro each and representing 100% of the share capital of this company; and

503.006 participaciones sociales de la sociedad española ICE INVERSIONES BRAZIL, S.L., con domicilio social en calle Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid y NIF B-84644053, numeradas de la 1 a la 503.006, ambas inclusive, todas ellas con un valor nominal de 1 Euro cada una y representativas del 100% del capital social de esta sociedad.

503,006 participations (*"participaciones sociales"*) of the Spanish company ICE INVERSIONES BRAZIL, S.L., with registered office at Tajo s/n, Urbanización El Bosque, Villaviciosa de Odón, Madrid and tax identification number B-84644053, numbered from 1 to 503,006, both included, with a face value of 1 Euro each and representing 100% of the share capital of this company.

En adelante, las mencionadas entidades ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L. e ICE INVERSIONES BRAZIL, S.L. serán denominadas conjuntamente como las "**Sociedades**" o individualmente cada una de ellas como la "**Sociedad**", y las participaciones sociales descritas se denominarán como las "**Participaciones**" y cada una de tales Participaciones como la "**Participación**".

The above-mentioned companies ESCUELA SUPERIOR DE ALTA GESTIÓN DE HOTEL, S.L. and ICE INVERSIONES BRAZIL, S.L. will be hereinafter referred to, jointly, as the "**Companies**" or individually each of them as the "**Company**" and the above-mentioned participations will be referred to as the "**Participations**" and each of such Participations as a "**Participation**".

IV Que con fecha 16 de junio de 2011, LAUREATE EDUCATION, INC. e INICIATIVAS CULTURALES DE ESPAÑA, S.L., como prestatarios, los prestamistas,

IV On 16, June 2011 LAUREATE EDUCATION INC. and INICIATIVAS CULTURALES DE ESPAÑA, S.L., as Borrowers; the lenders from time to time, GOLDMAN SACHS CREDIT

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EXECUTION VERSION  GOLDMAN SACHS CREDIT PARTNERS L.P., como “Administrative Agent” y “Collateral Agent”,, CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE SECURITIES (USA) LLC and KKR CAPITAL MARKETS LLC como “ Co-Syndication Agents”, CITIGROUP GLOBAL MARKETS INC., BARCLAYS CAPITAL, CREDIT SUISSE SECURITIES (USA) LLC y J.P. MORGAN SECURITIES LLC como “Joint Lead Arrangers” y “Bookrunners”, entre otros, suscribieron una modificación al Contrato de Crédito Inicial consistente principalmente en una ampliación del plazo de vencimicnto. El Contrato de Crédito Inicial ha pas ado a ser redactado en los términos y condiciones que figuran en la escritura pública otorgada en fecha de hoy ante el Notario de Madrid D. Andrés Domínguez (en adelante, como quiera que pudiera ser modificado o complements do, el “Contrato de Crédito Modificado” o el “Contrato de Crédito”).  Asimismo, en fecha 30 de scpticmbre de 2011, GOLDMAN SACHS CREDIT PARTNERS L.P. y CITIBANK, N.A., entre otros, suscribieron un acuerdo de cese y nombramiento en virtud del cual la entidad que actuaba como Agente de Garantías (tal y como se define en el Contrato de Crédito) se sustituyó pasando de ser GOLDMAN SACHS CREDIT PARTNERS L.P, a ser CITIBANK, N.A.  V Como consecuencia de lo anterior, la Prenda de Participaciones ha de ser modificada en consonancia y, tal y como se establecc en la sección 14.21 (d) del Contrato de Crédito Modificado, cada una de las Partes de este contrato reconoce, renueva y extiende sus obligacioncs bajo los documentos de garantia,  PARTNERS L.P.as Administrative Agent and Collateral Agent, CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE SECURITIES (USA) LLC and KKR CAPITAL MARKETS LLC as Co-Syndication Agents, CITIGROUP GLOBAL MARKETS INC., BARCLAYS CAPITAL, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC as Joint Lead Arrangers and Bookrunners, amongst other parties, entered into an amended version of the Credit Agreement mainly based on a term loan maturity date extension. The Initial Credit Agreement has been modified and reads in the terms and conditions provided by the public deed granted on the dale hereof before Notary public of Madrid, Mr. Andres Dominguez (hereinafter, as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement” or the “Credit Agreement”).  Moreover, on 30 September 2011, GOLDMAN SACHS CREDIT PARTNERS L.P, and CITIBANK, N.A., amongst others, entered into a resignation and appointment agreement by means of which the entity acting as Collateral Agent (as defined in the Credit Agreement) was replaced from GOLDMAN SACHS CREDIT PARTNERS L.P, to CITIBANK, N.A.  V As consequence of the above mentioned amendments, the Share Pledge shall be modified accordingly and as set forth in section 14.21 (d) of the Amended and Restated Credit Agreement, each Party to this agreement acknowledges, renews and extends their obligations tinder the security documents  D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID

EXECUTION VERSION  ratificando el Pignorante por la presente al Notario interviniente sus obligaciones bajo el Contrato de Crédito Modificado.  De conformidad con lo antes mencionado, las Partes suscriben la presente modificación a la Prenda de Participaciones (de aqui en adelante, el “Contrato de Modificación”) que se regirá conforme a las siguientes:  ESTIPULACIONES  1. TÉRMINOS DEFINIDOS  1.1 Los términos definidos en el Contrato de Modificación tendrán el mismo significado que en la Prenda de Participaciones, salvo que aqui se definan de manera distinta.  Cualquier referencia a la Prenda de Participaciones (incluyendo referencías a la Prenda de Participaciones tal y como sea modificada por el presente Contrato de Modificación), a “esta póliza” o a “esta prenda” (asi cumo cualquier referenda indirecta tal como “a continuación”, “por la presente”, “aqui mencionado” o cualquier otra que haga referencia a la Prenda de Participaciones) serán consideradas como referencias a la Prenda de Participaciones tal y como ésta sea modificada y complementada mediante el presente Contrato de Modificación.  2. MODIFICACIONES DE LA PRENDA DE PARTICIPACIONES  A partir de la presente fecha, la Prenda de Participaciones pasará a garantizar el cumplimiento integro y puntual de las Obligaciones Garantizadas (tal y como este and the Pledgor hereby ratifies before the intervening Notary Public its obligations under the Credit Agreement.  Pursuant to the aforementioned, the Parties wish to grant this amendment to the Share Pledge (hereinafter, the “Amendment Agreement”) which shall be governed by the following;  CLAUSES  1. DEFINED TERMS  1.1 Terms defined in this Amendment Agreement shall have the meaning in the Share Pledge unless otherwise defined herein.  Reference in the Share Pledge (including references to the Share Pledge as amended hereby) to “this deed” or “this Pledge” (and indirect references such as “hereunder”, “Hereby”, “herein” and “hereof or any other referring to the Share Pledge) shall be deemed to be references to the Share Pledge as amended and supplemented hereby.  2. AMENDMENT OF THE SHARE PLEDGE  Effective on the date hereof, the Share Pledge will guarantee the full compliance of the Secured Obligations (as this defined term has been modified by the Amended and Restated   D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID

EXECUTION VERSION

término ha quedado modificado por el Contrato de Crédito Modificado) modificándose, por tanto, los términos y condiciones de la Prenda de Participaciones de la siguiente manera:

Credit Agreement), and therefore amending the terms and conditions of the Share Pledge as follows:

2.1 Cualquier referencia en la Prenda de Participaciones que haga expresa mención a la Ley de Sociedades Anónimas o a la Ley de Sociedades de Responsabilidad Limitada se sustituirá por lo establecido en los artículos correspondientes en la nueva Ley 1/2010 de 2 de Julio de Sociedades de Capital.

2.1 Any express reference in the Share Pledge to the Public Limited Companies Act *"Ley de Sociedades Anónimas"* or Limited Liability Companies Act *"Ley de Sociedades de Responsabilidad Limitada"* will be substituted by the applicable provisions set forth in the new Companies Act *"Ley 1/2010 de 2 de Julio de Sociedades de Capital"*.

2.2 Cualesquiera referencias en la Prenda de Participaciones al Acreedor Pignoraticio, *"Administrative Agent"* y *"Collateral Agent"*, Agente Administrativo y Agente de Garantías se referirán ahora en adelante a CITIBANK, N.A. en vez de a GOLDMAN SACHS CREDIT PARTNERS L.P.

2.2 Any express reference in the Share Pledge made to the Pledgee, Administrative Agent and Collateral Agent, will be referred to, thereafter made to CITIBANK, N.A. instead of GOLDMAN SACHS CREDIT PARTNERS L.P.

2.3 Las Obligaciones Garantizadas por la Prenda de Participaciones pasarán a ser las Obligaciones Extranjeras o *"Foreign Obligations"* que le correspondan al Pignorante, tal y como este término se define en el Contrato de Crédito Modificado. Asimismo, el plazo de repago previsto en el Contrato de Crédito Inicial se entenderá extendido de conformidad con los términos y condiciones que se establecen en el Contrato de Crédito Modificado.

2.3 The Secured Obligations for the Share Pledge shall be the Foreign Obligations corresponding to the Pledgor, as this term is defined in the Amended and Restated Credit Agreement. Likewise, the repayment date set forth in the Initial Credit Agreement will be deemed extended in accordance with the terms and conditions set forth the Amended and Restated Credit Agreement.

2.4 La Cláusula **12.2** se sustituirá por el siguiente tenor literal:

A los efectos de la presente Póliza, las Partes señalan como domicilio válido para las notificaciones, requerimientos y diligencias que resultasen pertinentes:

2.4 Clause **12.2** is hereby replaced with the text that reads as follows:

For purposes of this Deed, the address of the Parties for such notices, summons and other required formalities shall be the following:

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Para el Pignorante:

Calle Tajo s/n
Urbanización El Bosque
Villaviciosa de Odón, Madrid.

Con copia a:

Laureate Education, Inc.
650 South Exeter Street,
Baltimore, MD 21202
Atención: Robert W. Zentz
Número de fax: (410) 843-8544.

Para el Acreedor Pignoraticio:

Citibank, N.A
390 Greenwich Street
New York, New York
Atención: Caesar Wyszomirski.

2.5 El Acreedor Pignoraticio Anterior deja constancia de que, por extravío de los Títulos que le fueron entregados por el Pignorante en el momento de otorgamiento de la Prenda de Participaciones, ha solicitado al Pignorante la emisión, por parte de los correspondientes Notarios, de nuevas copias autorizadas y certificados de concordancia de las correspondientes escrituras y póliza acreditativas de la titularidad sobre las Participaciones (los "**Nuevos Títulos**"). El Pignorante entregará los Nuevos Títulos al Acreedor Pignoraticio para su custodia, lo cual es expresamente aceptado por el Acreedor Pignoraticio Anterior. Cualquier gasto, coste o desembolso adicional, de carácter administrativo, notarial o registral, que sea razonable, incluyendo sin limitación alguna los costes y honorarios legales razonables, en que incurra el Pignorante exclusivamente para la obtención y registro de los Nuevos Títulos deberá ser reembolsado por el Acreedor

For the Pledgor:

Calle Tajo s/n
Urbanización El Bosque
Villaviciosa de Odón, Madrid.

With a copy to:

Laureate Education, Inc.
650 South Exeter Street,
Baltimore, MD 21202
Attention: [redacted]
Telecopy No. [redacted]

For the Pledgee:

Citibank, N.A
390 Greenwich Street
New York, New York
Attention: [redacted]

2.5 The Prior Pledgee acknowledges that, due to the loss of the Titles received from the Pledgor when executing the Share Pledge, it has requested from the Pledgor the issuance, by the relevant Notaries Public, of new authorized copies ("*copias autorizadas*") and consistency certificate ("*certificado de concordance*") of the relevant public deeds ("*escrituras*") and deed ("*póliza*") evidencing the ownership of the Shares (the "**New Titles**"). The Pledgor will deliver the New Titles to the Prior Pledgee, which is expressly accepted by the Prior Pledgee. Any reasonable out-of-pocket administrative, notarial or other registration disbursements, expenses or costs, including, without limitation reasonable legal costs and fees, incurred by the Pledgor solely to obtain and register the New Titles will be reimbursed by the Prior Pledgee within 10 Business Days of the delivery of a detailed invoice with respect thereto to the Prior Pledgee; provided, that, for the avoidance of doubt, such

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EXECUTION VERSION  Pignoraticio Anterior en el plazo de 10 Días Hábiles desde la entrega al Acreedor Pignoraticio Anterior de una factura detailada de tales importes; teniendo en que cuenta que, para evitar cualquier duda, tal obligación de reembolso no incluye cualesquiera reclamaciones o acciones planteadas en relación con los Nuevos Títulos o los títulos a los que los Nuevos Títulos sustituyen.  3. EFECTOS SOBRE EL ACUERDO  3.1 Las Partes reconocen expresamente que el presente Contrato de Modificación, representa una novación modificativa no extintiva de la Prenda de Participaciones, y formará parte de ésta a todos los efectos.  3.2 Salvo en lo dispuesto en este Contrato de Modificación, las disposiciones de la Prenda de Participaciones no podrán ser modificadas, rectificadas, renuciadas, alteradas o afectadas de ninguna otra manera. Asimismo, se ratifican y confirman tanto la Prenda de Participaciones como todas las obligaciones asumidas bajo la misma, las cuales se mantienen sin cambios y en vigor.  3.3 El presente Contrato de Modificación se limita exclusivamente a las materias expresamente establecidas en este documento y no podrá (i) constituir una modificación o renuncia a cualquier otro término o condición de la Prenda de Participaciones, (ii) perjudicar cualquier derecho o derechos de cualquier parte o relacionados con la Prenda de Participaciones, o (iii) crear cualquier derecho en favor de otra persona u otro beneficiario o de otra forma, excepto que aqui se disponga expresamente lo contrario.  4. REPRESENTACIONES Y GARANTÍAS  reimbursement obligation shall not include any proceedings or claims brought by any party in connection with the New Titles or the titles such New Titles are replacing.  3. EFFECT ON THE AGREEMENT  3.1 The Parties expressly acknowledge that this Amendment Agreement, is an amendment without extinctive nature (novación modificativa no extintiva) of the Share Pledge, and it will be a part of it for all purposes.  3.2 Except to the extent specifically set forth herein, the provisions of the Share Pledge shall not be amended, modified, waived, impaired or otherwise affected hereby, Furthermore, the Share Pledge and the obligations thereunder are hereby ratified and confirmed and remain unchanged and in full force and effect.  3.3 This Amendment Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Share Pledge, (ii) prejudice any right or rights of any party under or in connection with the Share Pledge or (iii) create any right herein to another person or other beneficiary or otherwise, except to the extent specifically provided herein.  4. REPRESENTATIONS AND  D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID   - 9 -  MA 67482 [ILLEGIBLE]

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UNDERTAKINGS

El Acreedor Pignoraticio ratifica las representaciones y garantías establecidas en la cláusula 10 de la Prenda de Participaciones.

The Pledgor ratifies the representations and warranties set forth in Clause 10 of the Share Pledge are true.

5. LEY APLICABLE Y JURISDICCIÓN

5. GOVERNING LAW AND JURISDICTION

5.1 El presente Contrato de Modificación se regirá por el Derecho español.

5.1 This Amendment Agreement shall be governed by Spanish law.

5.2 Con renuncia a su fuero propio, ambas partes se someten de manera expresa e irrevocable a los Juzgados y Tribunales de la ciudad de Madrid para todas las cuestiones que puedan derivarse de la validez, interpretación o cumplimiento del presente Contrato.

5.2 The Parties, expressly waiving their right to their own forum, expressly and irrevocably submit to the courts of the city of Madrid for purposes of any dispute which may arise in connection with the validity, interpretation or enforceability of this Deed.

Y para constancia y cumplimiento de lo convenido, otorgan este Contrato en tres ejemplares con la intervención del Notario interviniente.

In witness hereof, the Parties sign this contract in three original counterparts with the intervention of the Notary Public.

INICIATIVAS CULTURALES DE ESPAÑA, S.L.
P.P.

D. David González Gálvez

INICIATIVAS CULTURALES DE ESPAÑA, S.L.
By:

Mr. David González Gálvez

CITIBANK, N.A.
P.P.

Dña Macarena Ruiz-Jarabo Valdés

CITIBANK, N.A
By:

Ms. Macarena Ruiz-Jarabo Valdés

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D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID

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EXECUTION VERSION  GOLDMAN SACHS CREDIT PARTNERS L.P. P.P.  [ILLEGIBLE] Dña Macarena Ruiz-Jarabo Valdés Con mi intervención   D. Andrés Domínguez Nafria  GOLDMAN SACHS CREDIT PARTNERS L.P. By:  [ILLEGIBLE] Ms. Macarena Ruiz-Jarabo Valdés With my intervention   Mr. Andrés Dominguez Nafría  D. ANDRÉS DOMÍNGUEZ NAFRÍA NOTARIO DE MADRID MA\67482 [ILLEGIBLE]